Exhibit 99.2

NEW RELEASE

For more information, contact:
Donna Lee
636-728-3189

THERMADYNE HOLDINGS CORPORATION
ANNOUNCES CONFERENCE CALL
OF THIRD QUARTER RESULTS
SCHEDULED FOR NOVEMBER 15, 2006

ST. LOUIS, MO — November 9, 2006 — Thermadyne Holdings Corporation (THMD.PK)

The Company announced today it will hold a conference call to discuss its results for the three-month period ended September 30, 2006.  The call will take place on November 15, 2006, at 8:30 a.m. (Eastern).

To participate in the telephone conference, please dial:

• U.S. and Canada: 800-683-1525 (Conference ID 8092796)

Those wishing to participate are asked to dial in ten minutes before the conference begins.  For those unable to participate in the live conference call, a recording of the conference will be available from November 15, 2006 at 11:30 a.m. (Eastern) until November 22, 2006 at 11:30 p.m. (Eastern) by dialing (877) 519-4471. Enter conference ID 8092796 followed by the # to listen to the recording.

About Thermadyne

Thermadyne, headquartered in St. Louis, Missouri, is a leading global marketer of cutting and welding products and accessories under a variety of brand names including Victor®, Tweco® / Arcair®, Thermal Dynamics®, Thermal Arc®, Stoody®, and Cigweld®.  Its common shares trade on the pink sheets under the symbol THMD.PK. For more information about Thermadyne, its products and services, visit the Company’s web site at www.Thermadyne.com.

Cautionary Statement Regarding Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements reflect management’s current expectations and involve a number of risks and uncertainties.  Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results.  These risks and factors are set forth in documents the Company files with the Securities and Exchange Commission, specifically in the Company’s most recent Annual Report on Form 10-K and other reports it files from time to time.